                                                                   EXHIBIT 10.13


                         COLLATERAL REPURCHASE AGREEMENT


         THIS COLLATERAL REPURCHASE AGREEMENT (the "Agreement") is made and entered into this 15th day of October, 1997 by and among KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation, with its principal office and place of business at 370 Knollwood Street, Suite 500, Winston-Salem, North Carolina, 27103 ("Krispy Kreme"), MIDWEST DOUGHNUTS, L.L.C., a North Carolina limited liability company (the "Borrower") and BANK OF BLUE VALLEY (the "Bank").

                                R E C I T A L S :

                  1. The Borrower has requested a loan from the Bank to finance the purchase of certain equipment, signage, furniture and fixtures for use at the Krispy Kreme Doughnut Shop to be established by Borrower at Indian Creek Shopping Center, Overland Park, Kansas.

                  2. The Bank has agreed to lend to Borrower Seven Hundred Sixty-Five Thousand and 00/100 Dollars ($765,000) secured in part by a security interest in the Equipment (as defined below) (the "Bank Loan") as evidenced by the Note (as defined below); and

                  3. Therefore, the parties desire to enter into this Agreement.

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto do agree as follows:

                  1. A copy of the Note is attached hereto as EXHIBIT A and incorporated herein by reference (the "Note").

                  2. Bank shall provide Krispy Kreme with a copy of any notice to Borrower declaring a default under the Note and demanding payment in full and a copy of any notice to Borrower after which Bank will exercise its remedies under the Note. Such copies shall be sent to Krispy Kreme within three (3) business days of the sending of the same to Borrower.

                  3. In the event of a default under the Note, as long as Bank has fully complied with the terms of this Agreement, Bank shall have the right, but not the obligation, to demand by notice to Krispy Kreme (the "Notification") that Krispy Kreme repurchase the Equipment at a price equal to the lesser of (i) Two Hundred Five Thousand and 00/100 Dollars ($205,000.00) or (ii) the unpaid balance of the applicable portion of the Bank Loan (the "Unpaid Balance"). Such lesser amount is sometimes herein referred to as the "Purchase Price." The parties acknowledge that the Bank Loan is for Borrower's entire project for the construction, equipping and fixturing of a Krispy Kreme Doughnut

         Shop and includes, but is not limited to, the purchase of the Equipment. Consequently, the unpaid Bank Loan balance will be prorated in relationship to the amount of the Loan for the purchase of the Equipment to determine the Unpaid Balance as such term is used in this Agreement. For example, purchase price of the Equipment is $205,000 and the Bank Loan is $765,000, then the Unpaid Balance, for purposes of this Agreement, shall be equal to 26.8% of the actual unpaid balance of the Bank Loan at the time of the Notification.

                  4. The parties acknowledge and agree that any default by Borrower under the Note or any other documents related to the Bank Loan, whether or not waived by the Bank, shall, at the option of Krispy Kreme, constitute a default under the Franchise Agreement, Development Agreement and any and all other agreements between Borrower and Krispy Kreme.

                  5. The liability of Krispy Kreme hereunder shall be subject to, and conditioned upon, full and complete compliance by Bank with the following:

                           (a) Bank shall obtain and perfect a first priority
                  security interest in the Equipment (the "Security Interest") and shall continuously maintain such perfected Security Interest from the moment Borrower acquires any interest in the Equipment. All filings and indicia of such Security Interest shall state that they are subject to the terms of this Agreement.

                           (b) Bank shall notify Krispy Kreme of each advance
                  under the Bank Loan for any purchase of Equipment not from Krispy Kreme within thirty (30) days after such advance is made and Krispy Kreme's obligations to Bank hereunder shall be reduced by the amount of any advances for which Krispy Kreme does not receive such notice.

                           (c) The Security Interest shall be perfected separate
                  and apart from any other security interest of Bank in and to any and all other property of Borrower.

                           (d) Any transfer of the Security Interest or any
                  interest therein to any other party shall provide that it is subject to the terms of this Agreement and the transferee thereof shall enter into an agreement with Krispy Kreme agreeing to abide by the terms hereof.

                           (e) Bank shall not release the Security Interest in
                  the Equipment nor shall Bank take any action, or fail to take any action, which action or failure to act will compromise or diminish the Security Interest in any way. Provided, however, Bank may release the Security Interest in portions of the Equipment if Bank, at Bank's election, either (i) releases Krispy Kreme from liability under this Agreement or (ii) determines that Borrower reasonably desires to replace the Equipment with new or different equipment (the "New Equipment") of value and function comparable to that in which the Security Interest is to be released and ensures that the New Equipment is obtained by Borrower prior to such release and that the Security Interest applies to such New Equipment as a first priority Security Interest. Upon such replacement, the New Equipment shall be deemed to be "Equipment" under this Agreement. Bank shall provide notice to Krispy Kreme of any such release and shall provide Krispy Kreme with a list of the New Equipment and evidence that the Security Interest applies thereto.

                  6. Upon election by Bank to require repurchase of the Equipment by Krispy Kreme hereunder, Bank shall assign and transfer the Security Interest together with an interest in the Note equal to the Purchase Price to Krispy Kreme or such entity as Krispy Kreme may designate in writing. Borrower shall transfer all of its right, title and interest in the Equipment to Krispy Kreme at the same time. The Security Interest is agreed by the parties to also secure all of Borrower's obligations under this Agreement and Borrower hereby grants to Bank and to Krispy Kreme a security interest (which is agreed to be a part of the Security Interest) in the Equipment to secure Borrower's obligations under this Agreement. In no event shall the Security Interest be permitted to merge with ownership of the Equipment.

                  7. Except as permitted under subparagraph 5(e) hereof, Borrower shall not sell or transfer, and bank shall not consent to the sale or transfer, whether by gift or with or without consideration, of all or any part of the Equipment. Bank shall not sell or transfer the Equipment or any portion thereof through exercise of its rights under the Bank Loan and any documents executed in connection therewith, or otherwise, without first giving Krispy Kreme the option to purchase the Equipment in an amount equal to the Purchase Price. bank shall provide notice to Krispy Kreme of its proposed transfer and thirty (30) days in which to exercise its right to purchase said Equipment. At the time Krispy Kreme purchases the Equipment, Bank shall also transfer the Security Interest as provided under Paragraph 6 above. In no event shall the Security Interest be permitted to merge with ownership of the Equipment.

                  8. As used herein, the term Equipment shall mean all furniture, fixtures, equipment, doughnut making equipment and signage purchased by Borrower and reasonably necessary for the operation of a Krispy Kreme Doughnut Shop to be located at Indian Creek Shopping Center, Overland Park, Kansas, and as to which the Security Interest is effective. Krispy Kreme must approve the purchase of each item of Equipment.

                  9. Borrower consents and agrees to the terms of this Agreement and agrees to transfer the Equipment to Krispy Kreme immediately and at the same time as Krispy Kreme makes a payment of the Purchase Price to Bank or at the time Krispy Kreme elects to purchase the Equipment under Paragraph 7 hereof or as otherwise provided herein. Any such transfer shall be free and clear of all liens, claims or interests other than the Security Interest. In no event shall the Security Interest be permitted to merge with ownership of the Equipment.

                  10. A partial list of the Equipment is attached as EXHIBIT B hereto and incorporated herein by reference. The parties agree to amend such list as each item of Equipment is purchased, upon the completion of the purchase of the Equipment, and again upon the purchase of any New Equipment. No New Equipment shall be considered a part of the Equipment until added to this EXHIBIT B.

                  11. All notices required or desired to be sent hereunder shall be sent by certified mail, return receipt requested, postage prepaid, or by a recognized overnight courier such as Airborne Express, FedEx, etc. and shall be effective on receipt. Any party may change the address for notices to it by notice sent in accordance herewith. Notices shall be sent the parties hereto at their respective addresses set forth below (or at such address may be changed as permitted herein):

                  IF TO KRISPY KREME:       Krispy Kreme Doughnut Corporation
                           By Mail:         P.O. Box 83
                                            Winston-Salem, NC 27102-0083
                                            Attention: Stephen A. Johnson
                           By Overnight:    370 Knollwood Street
                                            Suite 500
                                            Winston-Salem, NC 27103
                                            Attention: Stephen A. Johnson

                  IF TO BORROWER:           MIDWEST DOUGHNUTS, L.L.C.
                                            620 Staffordshire Road
                                            Winston-Salem, NC 27104
                                            Attention: Philip R.S. Waugh, Jr.

                  IF TO BANK:               Bank of Blue Valley
                           By Mail:         P.O. Box 26128
                                            Overland Park, KS 66225
                                            Attention: Lanny Drummond
                           By Overnight:    11935 Riley
                                            Overland Park, KS 66225
                                            Attention: Lanny Drummond

                  12. No failure of Bank to provide Krispy Kreme with a copy of any notice sent to Borrower shall relieve Krispy Kreme of its liability hereunder.

                  13. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and to the successors and assigns of Bank and Krispy Kreme. Borrower shall not have any right to assign this Agreement or any interest herein without the prior written consent of Bank and Krispy Kreme. Bank and Krispy Kreme shall each provide the other with a copy of any assignment of this Agreement. Any such assignment by Bank may be whole or partial, shall only be to a holder of an interest in the Note, and shall contain an agreement by the assignee to abide by the terms hereof. No assignment hereof by Krispy Kreme shall relieve it of its obligations hereunder without Bank's consent to such release.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective the day and year first above written.

                                       KRISPY KREME DOUGHNUT CORPORATION


                                       By:  /s/  Scott A. Livengood
                                       Printed Name:  Scott A. Livengood
                                       Printed Title: President


                                       BORROWER:

                                       MIDWEST DOUGHNUTS, L.L.C.


                                       By:  /s/  Jimmy B. Strickland
                                            Jimmy B. Strickland, Managing Member


                                       BANK:

                                       BANK OF BLUE VALLEY


                                       By:  /s/  Lanny Drummond
                                       Printed Name:  Lanny Drummond
                                       Printed Title: Vice President